SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |x|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
|x| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PERFICIENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|x| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ____________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:
            ____________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth in the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:
            ____________________________________________________________________

      (5)   Total fee paid:
            ____________________________________________________________________

|_| Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:_____________________________________________
      (2)   Form, Schedule or Registration Statement No.:_______________________
      (3)   Filing Party:_______________________________________________________
      (4)   Date Filed:_________________________________________________________

                                PERFICIENT, INC.
                7600-B North Capital of Texas Highway, Suite 340
                               Austin, Texas 78731

               -----------------------------------------------------
                    Notice of Annual Meeting of Stockholders
                            To Be Held June 14, 2001
               -----------------------------------------------------

NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of the Stockholders of Perficient, Inc. ("Perficient" or the "Company") will be held at the Company's headquarters located at 7600-B North Capital of Texas Highway, Suite 340, Austin, Texas 78731 on June 14, 2001 at 9:00 a.m., for the following purposes:

      (1) To elect six directors to hold office for a term of one year or until their successors have been duly elected and qualified;

      (2) To approve an amendment to Perficient's 1999 Stock Option/Stock Issuance Plan (the "Plan") which will effect the following changes:

            (i) increase the number of shares of Perficient's common stock (the "Common Stock") reserved for issuance under the Plan by an additional 1,379,000 shares;

            (ii) implement an automatic share increase provision to the Plan so that the number of shares of Common Stock available for issuance under the Plan will automatically increase on the first trading day in January each year, beginning with the 2002 calendar year, by an amount equal to eight percent (8%) of the shares of Common Stock outstanding on the last trading day of December of the immediately preceding calendar year, but in no event will any such annual increase exceed 1,000,000 shares of Common Stock;

            (iii) increase to 300,000 the number of shares of Common  Stock that may underlie stock options, stock appreciation rights or direct stock issuances granted to any individual in any one calendar year.

      (3) To ratify the appointment of Ernst & Young LLP as Perficient's independent auditors for the fiscal year ending December 31, 2001; and

      (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors of Perficient has fixed the close of business on May 10, 2001 as the record date for the determination of stockholders of Perficient entitled to notice of and to vote at the Annual Meeting. Only holders of record of Perficient Common Stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

All stockholders are asked to complete, sign and date the enclosed proxy and return it promptly by mail in the enclosed self-addressed envelope, which does not require postage if mailed in the United States.

                                              By Order of the Board of Directors

                                              /s/ John A. Hinners

                                              John A. Hinners
                                              Secretary

May 15, 2001
Austin, Texas

                                PERFICIENT, INC.
                7600-B North Capital of Texas Highway, Suite 340
                               Austin, Texas 78731

               ---------------------------------------------------
                       Proxy Statement for Annual Meeting
               ---------------------------------------------------

      This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of Perficient, Inc., a Delaware corporation ("Perficient" or the "Company"), in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on June 14, 2001 at the Company's headquarters located at 7600-B North Capital of Texas Highway, Suite 340, Austin, Texas 78731 at 9:00 a.m., and at any adjournment thereof. This Proxy Statement and the accompanying Notice and Proxy are being mailed to stockholders on or about May 16, 2001. The principal executive offices of Perficient are located at the address listed above.

      Only stockholders of record at the close of business on the record date, May 10, 2001 (the "Record Date"), will be entitled to vote at the Meeting and at all adjournments thereof.

      On the Record Date, there were outstanding and entitled to vote 6,252,233 shares of Perficient's common stock, $.001 par value per share (the "Common Stock"). Each outstanding share of Perficient Common Stock is entitled to one vote on each matter to be voted upon. A majority of the shares of Perficient Common Stock entitled to vote at the Meeting will constitute a quorum for the transaction of business. Holders of Perficient Common Stock have no cumulative voting rights.

Voting Of Proxies

      If a proxy is properly signed by a stockholder and is not revoked, the shares represented thereby will be voted at the Meeting in the manner specified on the proxy, or if no manner is specified with respect to any matter therein, such shares will be voted by the person designated therein in accordance with the recommendations of the Board of Directors as indicated in this Proxy Statement. If any of the nominees for director are unable to serve or for good cause will not serve, an event that is not anticipated by Perficient, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board of Directors or the Board of Directors may determine to reduce the size of the Board of Directors.

      A proxy may be revoked by the stockholder at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of Perficient, by duly executing and delivering to the Secretary of Perficient a proxy bearing a later date, or by voting in person at the Meeting.

      Directors of Perficient will be elected by a plurality of the vote of the outstanding shares of common stock present, in person or by proxy, and entitled to vote at the Meeting. The affirmative vote of the holders of at least a majority of the shares of common stock present, in person or by proxy, and entitled to vote at the Meeting, is required for the ratification and approval of any and all other matters which are being put to a stockholder vote at the Meeting. Votes will NOT be considered cast if the shares are not voted for any reason, including an abstention indicated as such on a written proxy or ballot, directions are given in a written proxy to withhold votes, or if the votes are withheld by a broker. Accordingly, broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. Votes cast, either in person or by proxy, will be tabulated by Continental Stock Transfer & Trust Company, the Company's transfer agent.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The following table sets forth certain information regarding the beneficial ownership of Perficient Common Stock as of May 10, 2001 for (i) each person or entity who is known by us to own beneficially more than five percent (5%) of Perficient Common Stock; (ii) each executive officer listed in the Summary Compensation table below; (iii) each director of Perficient; and (iv) all directors and executive officers as a group.

                                               Amount and Nature
                                                   of Shares         Percent of
Name and Address of Beneficial Owner(1)        Beneficially Owned      Class(2)
---------------------------------------        ------------------      --------

Powershift Ventures, L.P.                           646,950             10.35%
7600-B North Capital of Texas Highway
Austin, TX, 78731

Beekman Ventures, Inc.                              512,892              8.20%
2716 Barton Creek Boulevard
Austin, TX 78735-1670

Bryan R. Menell (3)                                 495,640              7.93%

John T. McDonald (4)                                726,961             11.27%

Sam J. Fatigato (5)                                 663,775             10.60%

Eric Simone (10)                                    663,872             10.60%

Robert Anderson (11)                                383,920              6.13%

John A. Hinners (6) (7)                             143,466              2.26%

Steven G. Papermaster (8)                           841,150             13.45%

David S. Lundeen (12)                               333,935              5.34%

Dr. W. Frank King (9)                                30,000                  *

Philip J. Rosenbaum (9)                              30,000                  *

Directors and executive officers
 as a group (7 persons)                           2,769,287             41.82%

-----------
*     Indicates  less than 1% of the  outstanding  shares of  Perficient  Common
      Stock.

(1) Unless otherwise indicated, the address of each person or entity is 7600-B North Capital of Texas Highway, Suite 340, Austin, Texas 78731.

(2) Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the date hereof are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

(3) Includes an aggregate of 200,000 shares of Perficient Common Stock that are subject to options granted by Mr. Menell to certain employees and officers of Perficient.

(4) Includes 512,892 shares owned by Beekman Ventures, Inc., of which Mr. McDonald is president and sole stockholder. Mr. McDonald is deemed to be the beneficial owner of such shares. Also includes 150,000 shares of Perficient Common Stock that may be acquired from Mr. Menell upon the exercise of a stock option granted to Mr. McDonald by Mr. Menell and options to purchase 50,219 shares under Perficient's stock option plan. Does not include options to purchase 262,609 shares of Perficient Common Stock that are not exercisable within 60 days of the date hereof.

(5) Includes options to purchase 11,675 shares exercisable within 60 days of the date hereof. Does not include options to purchase 109,683 shares of Perficient Common Stock that are not exercisable within 60 days of the date hereof.

(6) Includes 5,000 shares held in the name of the Aubry Smith Hinners Section 2503(c) Trust.

(7) Includes options to purchase 82,466 shares of Perficient Common Stock and 10,000 shares of Perficient Common Stock that may be acquired from Mr. Menell upon the exercise of a stock option granted to Mr. Hinners by Mr. Menell that are exercisable within 60 days of the date hereof. Does not include options to purchase 141,233 shares of Perficient Common Stock that are not exercisable within 60 days of the date hereof or 10,000 shares of Perficient Common Stock that may be acquired from Mr. Menell upon the exercise of a stock option granted to Mr. Hinners by Mr. Menell but that is not exercisable within 60 days of the date hereof.

(8) Includes 646,950 shares owned by Powershift Ventures, L.P., of which Mr. Papermaster is the sole general partner. Mr. Papermaster is deemed to be the beneficial owner of such shares. Does not include 16,250 shares held in various family trusts over which Mr. Papermaster has neither voting nor dispositive power.

(9) Includes options to purchase 30,000 shares of Perficient Common Stock exercisable within 60 days of the date hereof.

(10) Includes options to purchase 11,772 shares exercisable within 60 days of the date hereof. Does not include options to purchase 11,499 shares of Perficient Common Stock that are not exercisable within 60 days of the date hereof.

(11) Includes options to purchase 10,336 shares exercisable within 60 days of the date hereof. Does not include options to purchase 10,332 shares of Perficient Common Stock that are not exercisable within 60 days of the date hereof.

(12) Includes options to purchase 5,000 shares of Perficient Common Stock exercisable within 60 days of the date hereof.

PROPOSAL 1. ELECTION OF DIRECTORS

      At this year's Annual Meeting of Stockholders, six directors will be elected to hold office for a term expiring at the next Annual Meeting of Stockholders. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

      The affirmative vote of the holders of a plurality of the shares of common stock voted in person or by proxy at the Meeting is required for the election of each director. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of each of the following nominee directors: John T. McDonald, Sam J. Fatigato, Steven G. Papermaster, David S. Lundeen, Dr. W. Frank King and Philip J. Rosenbaum. If any of the nominee directors listed above becomes unable to serve or for good cause will not serve, an event that is not anticipated by us, (i) the shares represented by the proxies will be voted for a substitute nominee or substitute nominees designated by the Board of Directors or (ii) the Board of Directors may determine to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any of the persons listed above may not be able to serve as directors if elected.

The Board of Directors recommends a vote "FOR" the election of each of the Nominee Directors.

      The name and age of each of the nominee directors and executive officers of Perficient, their respective positions with Perficient and the period during which each such individual has served in that capacity are set forth below. Additional biographical information concerning each of the nominee directors and executive officers follows the table.

Name                       Age    Position with Perficient   Held Position Since
----                       ---    ------------------------   -------------------

John T. McDonald           37     Chief Executive Officer            1999
                                  and Chairman of
                                  the Board of Directors

Sam J. Fatigato            40     President, Chief Operating         2000
                                  Officer and Director

John A. Hinners            44     Chief Financial Officer            1999
                                  and Vice President

Steven G. Papermaster      42     Director                           1998

David S. Lundeen           38     Director                           1998

Dr. W. Frank King          60     Director                           1999

Philip J. Rosenbaum        50     Director                           1999


Certain Biographical Information Concerning Directors and Executive Officers

      John T. McDonald joined Perficient in April 1999 as Chief Executive Officer and was elected Chairman of the Board in March 2001. Since October 1998, Mr. McDonald has been the president of Beekman Ventures, Inc., a venture capital firm specializing in private equity investments in technology companies. From April 1996 to October 1998, Mr. McDonald was president of VideoSite, Inc., a multimedia software company that is currently a subsidiary of GTECH Corporation. GTECH acquired VideoSite in October 1997, 18 months after Mr. McDonald became VideoSite's president. From May 1995 to April 1996, Mr. McDonald was a Principal with Zilkha & Co., a New York-based merchant banking firm. From June 1993 to April 1996, Mr. McDonald served in various positions at Blockbuster
Entertainment Group, including Director of Corporate Development and Vice President, Strategic Planning and Corporate Development of NewLeaf Entertainment Corporation, a joint venture between Blockbuster and IBM. From 1987 to 1993, Mr. McDonald was an attorney with Skadden, Arps, Slate, Meagher & Flom in New York focusing on mergers and acquisitions and corporate finance. Mr. McDonald received a B.A. in Economics from Fordham University in 1984 and a J.D. from Fordham Law School in 1987.

      Sam J. Fatigato was named President in March 2001 and was appointed to the Board of Directors and has served as Chief Operating Officer since May 1, 2000, upon the acquisition by way of merger of Compete, Inc. From 1996 until May 2000, Mr. Fatigato served as Chief Executive Officer of Compete, Inc. Prior to co-founding Compete, Mr. Fatigato was employed by IBM for 12 years, where he held various technical, sales and operational management positions. Mr. Fatigato received a B.A. from Northwestern University in 1983.

      John A. Hinners joined Perficient in April 1999 as Chief Financial Officer and Vice President. From March 1998 until joining Perficient, Mr. Hinners independently provided financial consulting services primarily to start-up software companies. From October 1994 to February 1998, he was Managing Director-Finance and Administration of BSG Alliance/IT, Inc., a subsidiary of BSG Corporation. During this period, Mr. Hinners was responsible for operational and financial management of international subsidiaries and joint ventures, as well as financial review and management of acquisitions and significant transactions. From August 1988 through September 1994, he served as Chief Financial Officer of such subsidiary. Mr. Hinners received a B.B.A. in Finance in 1979 and an M.B.A. in Accounting in 1981 from the University of Texas at Austin.

      Steven G. Papermaster joined Perficient in April 1998 as a director and served as Chairman from May 1999 through February 2001. He is also the Chairman of Powershift Group, an Austin-based technology venture development firm, and the general partner of Powershift Ventures, L.P., one of the Company's principal stockholders. Mr. Papermaster is also a co-founder of Agillion, Inc. and served as the Chief Executive Officer through November 2000. He currently serves as a member of the Board of Directors of Vignette Corporation, Netpliance, Inc. and various privately-held companies. From 1987 to December 1997, Mr. Papermaster was the founder, chairman and Chief Executive Officer of BSG Corporation. Mr. Papermaster received a B.A. in Finance from the University of Texas at Austin in 1981 and began his career as a consultant with Arthur Andersen & Co. in the Management Information Consulting Division.

      David S. Lundeen joined Perficient in April 1998 as a director. Since March 1999, Mr. Lundeen has been a partner with Watershed Capital, a private equity firm based in Mountain View, California. From June 1997 to February 1999, Mr. Lundeen was self-employed, managed his personal investments and acted as a consultant and advisor to various businesses. From June 1995 to June 1997, he served as the Chief Financial Officer and Chief Operating Officer of BSG. From January 1990 until June 1995, Mr. Lundeen served as President of Blockbuster Technology and as Vice President of Finance of Blockbuster Entertainment Corporation. Prior to that time, Mr. Lundeen was an investment banker with Drexel Burnham Lambert in New York City. Mr. Lundeen currently serves as a member of the Board of Directors of Netpliance, Inc. Mr. Lundeen received a B.S. in Engineering from the University of Michigan in 1984 and an M.B.A. from the University of Chicago in 1988.

      Dr. W. Frank King became a member of the Board of Directors in June 1999. He has served as a Director of PSW Technologies, Inc., now known as Concero Inc., a publicly-traded consulting services company, since October 1996. From 1992 to August 1998, Dr. King served as President and Chief Executive Officer of PSW. From 1988 to 1992, Dr. King was Senior Vice President of the Software Business group of Lotus, a software publishing company. Prior to joining Lotus, Dr. King was with IBM for 19 years, where his last position was Vice President of Development for the Personal Computing Division. Dr. King currently serves on the boards of directors of Allaire Corp., Aleri, Inc., Eon Communications, Inc., and Natural Microsystems Corporation. Dr. King earned a Ph.D. in electrical engineering from Princeton University, an M.S. in electrical engineering from Stanford University and a B.S. in electrical engineering from the University of Florida.

      Philip J. Rosenbaum became a member of Perficient's Board of Directors in June 1999. Since May 1995, Mr. Rosenbaum has been a self-employed developer of new businesses, investor and consultant. From February 1993 to May 1995, Mr. Rosenbaum was Vice President of International Operations of Unify Corporation, a software development tool supplier. Mr. Rosenbaum also serves on the board of directors of a privately held software company. Mr. Rosenbaum received a B.S. from Rutgers in 1972.

Section 16 Beneficial Ownership Reporting Compliance and Liability

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers and directors, and persons who beneficially own more than ten percent of a registered class of equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and Nasdaq SmallCap Market. Based solely on a review of the copies of reports furnished to Perficient and written representations from Perficient's executive officers, directors and persons who beneficially own more than ten percent of Perficient's equity securities, it is believed that, during the preceding year, all filing requirements applicable to Perficient's officers, directors and ten percent beneficial owners under Section 16(a) were satisfied, except that David S. Lundeen, a director, filed a Form 4 that reflected one purchase transaction late, Bryan R. Menell, one of the Company's former officers, filed a Form 4 covering one transaction late, and Messrs. Fatigato and Simone filed a Form 5 late reporting small acquisitions that did not otherwise need to be reported on Form 4.

Composition and Meetings of the Board of Directors and Committees

      The Board of Directors is currently comprised of six directors. In connection with Perficient's acquisition by way of merger of Compete Inc., Bryan
R. Menell resigned his position as a director effective May 1, 2000. As a condition to the acquisition of Compete Inc., the Company agreed to nominate and recommend Mr. Fatigato as one of its directors so long as he and the other shareholders and vested option holders of Compete Inc. and their affiliates own more than ten percent (10%) of the shares of Perficient Common Stock issued to them in the acquisition transaction. If Mr. Fatigato, however, is not elected to the Board of Directors, he will continue to have a right to attend and observe all meetings of the Board of Directors.

      Gilford Securities Incorporated ("Gilford"), the underwriter of Perficient's initial public offering and placement agent in Perficient's private placement, may also designate one person for election to the Board of Directors for the next three years. To date, Gilford has not designated any persons to the Board of Directors. In the event Gilford does not elect to designate a nominee to the Board of Directors, Gilford may designate one person to attend meetings of the Board of Directors as an observer during such three year period.

      During fiscal year 2000, the Board of Directors held 4 meetings. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors of which each respective director was a member during the time he was serving as such during the fiscal year ended December 31, 2000.

Committees of the Board of Directors

      The Board of Directors has created a Compensation Committee and an Audit Committee. The Board of Directors has not created a Nominating or similar Committee. Both the Compensation Committee and the Audit Committee are comprised of Dr. W. Frank King and Philip J. Rosenbaum, each of whom is an independent director.

Compensation Committee

      The Compensation Committee, which held no meetings and acted 15 times by unanimous written consent during fiscal year 2000, establishes salaries, incentives and other forms of compensation for Perficient's directors, executive officers and key employees and administers its equity incentive plans and other incentive and benefit plans.

Compensation of Directors and Executive Officers

      The following table sets forth information concerning the annual and long-term compensation earned by the individuals who served as Perficient's Chief Executive Officer and certain other executive officers during fiscal year 2000 for services rendered in all capacities during the years presented. John T. McDonald joined Perficient in April 1999 and assumed the duties of Chief Executive Officer. John A. Hinners joined Perficient in April 1999 and Sam J. Fatigato joined Perficient in May 2000.


                                              Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------------
                                                                                                        Long-Term

                                                          Annual Compensation                         Compensation
                                         ------------------------------------------------------    --------------------

                                                                                 Other                 Securities
    Name and Principal                                                           Annual                Underlying
         Position                Year      Salary ($)       Bonus ($)      Compensation ($) (1)       Options (#) (2)
----------------------------    ------   -------------    ------------    ---------------------    --------------------

John T. McDonald,                2000      $154,750           --                 $2,246                  50,000
Chief Executive Officer and      1999        50,000           --                     --                      --
Chairman of the Board

Sam J. Fatigato,                 2000       103,750           --                  1,388                     --
President, Chief                 1999            --           --                     --                     --
Operating Officer and
Director

John A. Hinners,                 2000       141,667           --                 2,125                  67,500
Vice President and Chief         1999        79,618           --                    --                  60,000
Financial Officer


      (1)   Amounts represent 401(k) employer match.

      (2) In March 2001, Mr. McDonald was granted options to purchase 250,000 shares of Common Stock with an exercise price of $3.75. In March 2001, Mr. Hinners was granted options to purchase 85,000 shares of Common Stock with an exercise price of $3.75. In March 2001, Mr. Fatigato was granted options to purchase 100,000 shares of Common Stock with an exercise price of $3.75.

Compensation of Directors

      Dr. W. Frank King and Philip J. Rosenbaum receive an annual retainer of $15,000 to serve on the Board of Directors. Other directors receive no cash remuneration for serving on the Board of Directors. Non-employee directors, however, are granted options to purchase 20,000 shares of Common Stock in their first year of service and are granted additional options to purchase 5,000 shares of Common Stock in each subsequent year of service. All directors are reimbursed for reasonable expenses incurred by them in attending Board and Committee meetings.

Employment Arrangements

      Perficient has a two-year employment agreement with Mr. McDonald that terminates on December 31, 2002. In addition, Mr. McDonald may receive a bonus and/or grant of stock options under Perficient's stock option plan as determined by the Board of Directors. Mr. McDonald will receive three months severance pay if: (1) Perficient terminates him without cause; (2) he is terminated following a change of control; or (3) Mr. McDonald terminates his employment within six months after obtaining actual knowledge of a change of control of the Company. Additionally, Mr. McDonald has agreed to refrain from competing with the Company for a period of two years following the termination of his employment.

      Mr. McDonald has entered into an agreement with Powershift Ventures, L.P. that provides that Powershift and Mr. Papermaster will pay a fee to Mr. McDonald, under certain circumstances if there is a sale of the Company. The agreement provides, among other things, that the fee is in consideration of certain services provided by Mr. McDonald to Powershift. The fee is based on a formula that factors in the value, if any, received by Powershift on a portion of its shares of Common Stock.

      Perficient has a letter agreement with John A. Hinners, Chief Financial Officer and Vice President, concerning his employment. Under this agreement, following a change in control of Perficient, if:

      o Mr. Hinners is terminated or his job responsibilities are significantly reduced;
      o     if he is required to relocate; or
      o if the Company's then current chief executive officer is terminated or not offered the chief executive officer position in the surviving company;

Mr. Hinners' stock options to purchase 60,000 shares of Perficient Common Stock at an exercise price of $0.50 per share will become fully vested within six months after the change-in-control event.

      Perficient has an employment agreement with Sam Fatigato, President and Chief Operating Officer. Mr. Fatigato may receive a bonus and/or stock option under Perficient's stock option plan as determined by the Board of Directors. Mr. Fatigato shall receive three months severance pay if: (1) he is terminated without cause; (2) he is terminated following a change of control; or (3) Mr. Fatigato terminates his employment within six months after obtaining actual knowledge of a change of control of the Company. Finally, Mr. Fatigato has agreed that he will not compete with Perficient for a period of thirty (30) months following the termination of his employment.

401(k) Profit Sharing Plan

      Perficient has adopted a 401(k) Profit Sharing Plan. The 401(k) plan is available to all employees who have attained age 21. An employee may contribute, on a pre-tax basis, up to 20% of his or her wages, subject to limitations specified under the Internal Revenue Code. Under the terms of Perficient's 401(k) plan, the Company may make a discretionary matching contribution equal to a percentage of the employee's contribution to the 401(k) plan and a discretionary amount determined annually by the Company and divided among eligible participants based upon an employee's annual compensation in relation to the aggregate annual compensation of all eligible participants. Contributions are allocated to each employee's individual account and are, at the employee's election, invested in one, all or some combination of the investment funds available under the 401(k) plan. Employee contributions are fully vested and non-forfeitable. Any matching or discretionary contributions vest 25% for each year of service. Beginning January 1, 2000, Perficient began matching employee contributions at the rate of 25% of the first 6% of their contributions.

1999 Stock Option/Stock Issuance Plan

      Perficient's 1999 Stock Option/Stock Issuance Plan was adopted by the Board of Directors and approved by the stockholders on May 3, 1999. The plan became effective upon its adoption by the Board.

      As of December 31, 2000, Perficient had reserved 1,850,000 shares of its Common Stock for issuance under its 1999 stock option plan and the options granted prior to adoption of the 1999 stock option plan. The Board of Directors has proposed to increase the number of shares reserved for issuance to 3,229,000, subject to the approval of the stockholders. Perficient's 1999 stock option plan has three separate programs:

      (1) the discretionary option grant program under which eligible individuals in the Company's employ or service, including officers, non-employee board members and consultants, may be granted options to purchase shares of Common Stock,

      (2) the stock issuance program under which such individuals may be issued shares of Common Stock directly, through the purchase of such shares or as a bonus tied to the performance of services, and

      (3) the automatic option grant program under which option grants will automatically be made at periodic intervals to eligible non-employee board members.

      The discretionary option grant and stock issuance programs will be administered by the compensation committee of the Board of Directors. This committee will determine which eligible individuals are to receive option grants or stock issuances, the time or times when such option grants or stock issuances are to be made, the number of shares subject to each such grant or issuance, the exercise or purchase price for each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. Neither the compensation committee nor the board will exercise any administrative discretion with respect to option grants made under the automatic option grant program for the non-employee board members.

      The exercise price for the options may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. The option may also be exercised through a same-day sale program without any cash outlay by the optionee. In addition, the compensation committee may allow a participant to pay the option exercise price or direct issue price, and any associated withholding taxes incurred in connection with the acquisition of shares, with a full-recourse, interest-bearing promissory note.

      In the event that Perficient is acquired, whether by merger or asset sale or board-approved sale by the stockholders of more than 50% of its voting stock, each outstanding option under the discretionary option grant program which is not to be assumed by the successor corporation or otherwise continued will automatically accelerate in full, and all unvested shares under the discretionary option grant and stock issuance programs will immediately vest, except to the extent that the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. The compensation committee may grant options under the discretionary option grant program which will accelerate in the acquisition even if the options are assumed or which will accelerate if the optionee's service is subsequently terminated. The compensation committee may grant options and issue shares which accelerate in connection with a hostile change in control effected through a successful tender offer for more than 50% of the Company's outstanding voting stock or by proxy contest for the election of board members or the options and shares may accelerate upon a subsequent termination of the individual's service.

      Stock appreciation rights may be issued under the discretionary option grant program which will provide the holders with the election to surrender their outstanding options for an appreciation distribution from the Company equal to the fair market value of the vested shares subject to the surrendered option less the aggregate exercise price payable for such shares. Such appreciation distribution may be made in cash or in shares of Common Stock.

      The compensation committee has the authority to cancel outstanding options under the discretionary option grant in return for the grant of new options for the same or different number of option shares with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

      Under the automatic option grant program, each individual who served on the Board of Directors at the effective date of the Company's initial public offering in July 1999 as a non-employee board member was automatically granted an option for 20,000 shares of Common Stock at the time of his or her commencement of Board service. In addition, on the date of each annual stockholders meeting, beginning with the 2000 meeting, each individual who is to continue to serve as a non-employee board member and was not a member of the Board prior to Perficient's initial public offering received an option grant to purchase 5,000 shares of Common Stock, provided he or she served on the Board at least six months. Each of these options is fully-vested upon grant.

      Limited stock appreciation rights will automatically be included as part of each grant made under the automatic option grant program and may be granted to one or more officers as part of their option grants under the discretionary option grant program. Options with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of its outstanding voting stock. In return for the surrendered option, the optionee will be entitled to a cash distribution from Perficient in an amount per surrendered option share equal to the highest price per share of Common Stock paid in connection with the tender offer less the exercise price payable for such share.

      The Board may amend or modify the 1999 stock option plan at any time, subject to any required stockholder approval. The 1999 stock option plan will terminate no later than May 2, 2009.

      The Board of Directors has approved, subject to the approval of the Company's stockholders at the Meeting, an amendment to Perficient's Amended 1999 Stock Option/Stock Issuance Plan (the "Plan") which will effect the following changes:

      (i) increase the number of shares of the Company's Common Stock reserved for issuance under the Plan by an additional 1,379,000 shares;

      (ii) implement an automatic share increase provision to the Plan so that the number of shares of Common Stock available for issuance under the Plan will automatically increase on the first trading day in January each year, beginning with the 2002 calendar year, by an amount equal to eight percent (8%) of the shares of Common Stock outstanding on the last trading day of December of the immediately preceding calendar year, but in no event will any such annual increase exceed 1,000,000 shares of Common Stock.

      (iii) increase to 300,000 the number of shares of Common Stock that may underlie stock options, stock appreciation rights or direct stock issuances granted to any individual in any one calendar year.

Option Grants in Last Fiscal Year to Named Executive Officers

      The following table sets forth information related to the grant of stock options by the Company during the year ended December 31, 2000 to the named executive officers.


                                                                                Potential Realizable Value
                                                                                 of Assumed Annual Rates
                                                                               of Stock Price Appreciation
                                       Individual Grants                           for Option Term (1)
                     -------------------------------------------------------   -----------------------------
                                    % of Total
                      Number of       Options
                     Securities     Granted to      Exercise
                     Underlying      Employees      or Base
                       Options       in Fiscal       Price       Expiration
                       (#) (2)       2000 (3)        ($/sh)         Date             5% ($)       10% ($)
                     ------------   ------------   -----------   -----------       -----------   -----------
John T. McDonald        50,000         3.22%         $14.69       01/16/10          $461,923     $1,170,604

John A. Hinners         17,500         1.13%         $12.13       09/25/10          $133,499     $  338,312

                        50,000         3.22%         $14.69       01/16/10          $461,923     $1,170,604


      (1) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

      (2) In March 2001, Mr. McDonald was granted options to purchase 250,000 shares of Common Stock with an exercise price of $3.75. In March 2001, Mr. Hinners was granted options to purchase 85,000 shares of Common Stock with an exercise price of $3.75. In March 2001, Mr. Fatigato was granted options to purchase 100,000 shares of Common Stock with an exercise price of $3.75.

      (3) Based on an aggregate of 1,553,214 options granted during the year ended December 31, 2000.

Option Exercises and Fiscal Year End Values

      The following table sets forth information concerning the fiscal year-end number and value of unexercised options (market price of the Company's Common Stock less the exercise price with respect to the named executive officers). None of the named executive officers exercised stock options during the fiscal year ended December 31, 2000. No stock appreciation rights were outstanding as of December 31, 2000.


                                            Number of
                                      Securities Underlying                     Value of Unexercised
                                       Unexercised Options                      in-the-Money Options
                                    at December 31, 2000 (#)                at December 31, 2000 ($) (1)
                              --------------------------------------    --------------------------------------
Name                            Exercisable        Unexercisable          Exercisable        Unexercisable
--------------------------    ----------------   -------------------    ----------------   -------------------
John T. McDonald                   16,667            33,333                       --                  --

Sam J. Fatigato                     2,490             6,652                    5,751              15,365

John A. Hinners                    56,667            70,833                  220,000             110,000

      (1) Based on the fair market value of Perficient's Common Stock at December 29, 2000 ($6.00 per share), as reported on the NASDAQ SmallCap Market.

Certain Relationships and Related Transactions

Sales of Securities

      During the year ended December 31, 2000, Perficient made the following sales of its Common Stock in transactions that were not registered under the Securities Act of 1933:

      o On February 7, 2000, Perficient completed an $8.1 million private placement of its Common Stock. Perficient issued and sold a total of 400,000 shares of Common Stock resulting in gross proceeds of $5.6 million. John T. McDonald and Bryan R. Menell, each an officer and a director of the Company at the time of this transaction, and David
            S. Lundeen, a director, sold the remaining 180,000 shares of Common Stock in the private placement. The private placement was priced at $14.00 per share. Gilford Securities Incorporated acted as placement agent in connection with the private placement. The Company granted certain registration rights to the purchasers of all of the shares.

      o On May 1, 2000, Perficient consummated the acquisition by way of merger of Compete Inc., an Illinois corporation, with and into its wholly-owned subsidiary, Perficient Compete, Inc., a Delaware corporation. As part of the merger consideration Perficient issued an aggregate of 1,001,933 shares of Common Stock, par value $.001 per share, to the shareholders of Compete Inc. at closing, of which 324,550 shares were issued to Sam Fatigato, Compete's Chief Executive Officer. In connection with the Compete transaction, Mr. Fatigato was appointed to the Board of Directors and named Chief Operating Officer of the Company. Additionally, Perficient issued 1,001,933 shares of its Common Stock that were held in escrow until being release on May 1, 2001, of which 324,550 shares are issued in the name of Mr. Fatigato. Perficient granted certain registration rights to the former shareholders of Compete to whom shares of Perficient Common Stock were issued.

      These sales were conducted in reliance upon exemptions from registration under Section 4(2) of the Securities Act of 1933, as transactions not involving a public offering.

Powershift Sublease

      From April 1998 until March 2000, Perficient subleased office space on a month-to-month basis from Powershift Ventures, LLC, of which Mr. Papermaster is president and a beneficial owner. Since August 1999, Perficient had been paying rent of $4,500 a month, which it believes was consistent with prevailing market rates. The monthly rental amounts were arrived at by arms' length negotiations. Perficient terminated this sublease as of April 8, 2000, began subleasing the same space under similar terms during November 2000, modified the sublease again in April 2001 and pays rent and operating costs totaling $2,900 per month through December 31, 2001.

Vignette Relationship

      Mr. Papermaster, a member of the Board of Directors, has served on the board of directors of Vignette Corporation, since September 1998. During 2000, Vignette accounted for 30% of Perficient's revenue.

Future Transactions

      All future transactions, including loans, if any, between the Company's officers, directors, principal stockholders or their affiliates and the Company, are required by the Board of Directors to be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the board, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

Report of the Audit Committee

      The Board of Directors appoints an audit committee (the "Audit Committee") each year. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to financial reporting. The Audit Committee consists of two outside directors, each of whom is independent within the meaning of the rules of the National Association of Securities Dealers, Inc.

      The Audit Committee reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2000. It also discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 and it received from Ernst & Young LLP the written disclosures and the letter required by the Independence Standards Board Standard No. 1. Furthermore, the Audit Committee discussed with Ernst & Young LLP and considered whether the non-audit services provided to the Company by Ernst & Young LLP were compatible with maintaining its independence. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report to Stockholders and its Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission and that Ernst & Young LLP be retained as independent auditors to conduct the audit of its financial statements for the year ending December 31, 2001.

      The Audit Committee is governed by a written charter adopted by the Board of Directors. A copy of the audit committee charter has been included as Exhibit A to this Proxy Statement.

                                                             Audit Committee
                                                             Dr. W. Frank King
                                                             Philip J. Rosenbaum

PROPOSAL 2. APPROVAL OF THE  AMENDMENT TO  PERFICIENT'S  1999  STOCKOPTION/STOCK
            ISSUANCE PLAN

      The Company's Board of Directors has adopted an amendment to Perficient's 1999 Stock Option/Stock Issuance Plan (the "Plan"), subject to stockholder approval at the Meeting. Perficient's stockholders are being asked to approve this amendment to the Plan which will effect the following changes:

      (i) increase the number of shares of Perficient's Common Stock reserved for issuance under the Plan by an additional 1,379,000 shares;

      (ii) implement an automatic share increase provision to the Plan so that the number of shares of Common Stock available for issuance under the Plan will automatically increase on the first trading day in January each year, beginning with the 2002 calendar year, by an amount equal to eight percent (8%) of the shares of Common Stock outstanding on the last trading day of December of the immediately preceding calendar year, but in no event will any such annual increase exceed 1,000,000 shares of Common Stock.

      (iii) increase to 300,000 the number of shares of Common Stock that may underlie stock options, stock appreciation rights or direct stock issuances granted to any individual in any one calendar year.

      The Board believes the amendment referred to in (i) and (ii) is necessary to assure that a sufficient reserve of Common Stock remains available for issuance under the Plan in order to allow the Company to continue to utilize equity incentives to attract and retain the services of key individuals essential to the Company's long-term growth and financial success. The Company relies significantly on equity incentives in the form of stock option grants in order to attract and retain key employees and believes that such equity incentives are necessary for the Company to remain competitive in the marketplace for executive talent and other key employees. Option grants made to newly-hired or continuing employees will be based on both competitive market conditions and individual performance.

      With respect to the amendment referred to in (iii), the Plan provides that no participant in the Plan may receive option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 75,000 shares of Common Stock in the aggregate. The Company believes that as stock prices in the Company's industry have recently been subject to broad swings in value, more flexibility has been required by the Compensation Committee in its ability to grant greater numbers of options or other stock based compensation to new or existing employees. Accordingly, the Company believes that in conjunction with increasing the number of shares of Common Stock available for grant under the Plan, the limit on the number of shares of Common Stock that may underlie grants to any individual during a year should be increased. The Company has proposed that Section V(B) of the Plan, providing for the 75,000 share limit be amended such that the limit is increased to 300,000.

      Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company at 7600-B North Capital of Texas Highway, Suite 340, Austin, Texas 78731.

Equity Incentive Programs

      The Plan consists of three separate equity programs: (i) the Discretionary Option Grant Program, (ii) the Stock Issuance Program and (iii) the Automatic Option Grant Program for non-employee Board members. The principal features of each program are described below. The Compensation Committee of the Board has the exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to option grants and stock issuances made to the Company's executive officers and non-employee Board members and will also have the authority to make option grants and stock issuances under those programs to all other eligible individuals. However, the Board may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the Compensation Committee to make option grants and stock issuances under those two programs to individuals other than the Company's executive officers and non-employee Board members. The term Plan Administrator, as used in this summary, will mean the Compensation Committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative jurisdiction under the Plan. However, neither the Compensation Committee nor any secondary committee will exercise any administrative discretion under the Automatic Option Grant Program. All grants under this program will be made in strict compliance with the express provisions of such programs.

Share Reserve

      Subject to shareholder approval of this Proposal, there will be a total of 3,229,000 shares of Common Stock reserved in the aggregate for issuance under the Plan. Such share reserve consists of the 1,850,000 shares previously reserved for issuance under the Plan plus the additional increase of 1,379,000 shares of Common Stock which forms part of this Proposal. In addition, upon stockholder approval of this Proposal, the number of shares of Common Stock reserved for issuance under the Plan will automatically increase on the first trading day of January each calendar year, beginning in calendar year 2002, by an amount equal to eight percent (8%) of the total number of shares of Common Stock outstanding on the last trading day in December of the preceding calendar year, but in no event will any such annual increase exceed 1,000,000 shares of Common Stock. Currently, the Plan provides that no participant in the Plan may receive option grants, separately exerciseable stock appreciation rights or direct stock issuances for more than 75,000 shares of Common Stock in the aggregate. Upon stockholder approval of this Proposal, the Plan will be amended such that the section providing for the 75,000 share limit on the number of stock options permitted to be granted to any participant in any calendar year will be amended to increase the limit to 300,000. Stockholder approval of this Proposal will constitute approval of the modification of the share limitation provision of the Plan for purposes of Internal Revenue Code Section 162(m). The shares of Common Stock issuable under the Plan may be drawn from shares of the Company's authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market. Shares subject to any outstanding options under the Plan which expire or otherwise terminate prior to exercise will be available for subsequent issuance. However, any shares subject to stock appreciation rights exercised under the Plan will not be available for reissuance. Should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan will be reduced only by the gross number of shares for which the option is exercised or which vest under the stock issuance and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

Eligibility

      Officers  and  employees,   non-employee  Board  members  and  independent
consultants in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program. As of December 31, 2000, three executive officers, four non-employee Board members and 207 other employees and consultants were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Two non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

Valuation

      The fair market value per share of Common Stock on any relevant date under the Plan will be deemed to be equal to the closing selling price per share on the immediately preceding trading date on the Nasdaq SmallCap Market. On December 29, 2000 the fair market value per share was $6.00.

DISCRETIONARY OPTION GRANT PROGRAM

      The Plan Administrator will have complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding. Each granted option will have an exercise price per share no less than the fair market value of the option shares on the grant date unless otherwise determined by the Plan Administrator. No granted option will have a term in excess of ten (10) years, and the option will generally become exercisable in one or more installments over a specified period of service measured from the grant date. Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service. In addition, the Plan Administrator is authorized to grant stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program. Stock appreciation rights under the Discretionary Option Grant Program provide the holders with the right to surrender their options for an appreciation distribution from the Company. The amount of such distribution will be equal to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

STOCK ISSUANCE PROGRAM

      Shares of Common Stock may be issued under the Stock Issuance Program at a price per share no less than fair market value unless otherwise determined by the Plan Administrator and for such valid consideration under the Delaware General Corporation Law as the Plan Administrator deems appropriate, including cash and promissory notes. The shares may also be issued as a bonus for past services without any cash outlay required of the recipient. The Plan Administrator will have complete discretion under the program to determine which eligible individuals are to receive such stock issuances, the time or times when those issuances are to be made, the number of shares subject to each such issuance and the vesting schedule to be in effect for the stock issuance. The shares issued may be fully vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Stock Issuance Program.

AUTOMATIC OPTION GRANT PROGRAM

      Under the automatic option grant program, each individual who served on the Board of Directors at the effective date of the Company's initial public offering in July 1999 as a non-employee board member was automatically granted an option for 20,000 shares of Common Stock at the time of his or her commencement of Board service. In addition, on the date of each annual stockholders meeting, beginning with the 2000 meeting, each individual who is to continue to serve as a non-employee board member and was not a member of the Board prior to Perficient's initial public offering received an option grant to purchase 5,000 shares of Common Stock, provided he or she served on the Board at least six months. Each of these options is fully-vested upon grant.

      Limited stock appreciation rights will automatically be included as part of each grant made under the automatic option grant program and may be granted to one or more officers as part of their option grants under the discretionary option grant program. Options with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of its outstanding voting stock. In return for the surrendered option, the optionee will be entitled to a cash distribution from Perficient in an amount per surrendered option share equal to the highest price per share of Common Stock paid in connection with the tender offer less the exercise price payable for such share.

GENERAL PROVISIONS

Acceleration

      In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program will automatically accelerate in full, unless (i) the option is assumed by the successor corporation, (ii) the option is replaced with a cash incentive program which preserves the spread existing on the unvested option shares (the excess of the fair market value of those shares over the option exercise price payable for such shares) and provides for subsequent payout in accordance with the same vesting schedule in effect for those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the grant. In addition, all unvested shares outstanding under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become exercisable for all the option shares in the event the optionee's service with the Company or the successor entity is terminated (actually or constructively) within a designated period following an acquisition in which those options are assumed. The vesting of outstanding shares under the Stock Issuance Program may also be structured to accelerate upon similar terms and conditions. The Plan Administrator will have the discretion to structure one or more option grants under the Discretionary Option Grant Program so that those options will vest immediately upon (i) an acquisition, whether or not the options are to be assumed or (ii) upon a change in control (whether effected through the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or a change in the majority of the Board effected through one or more contested elections for Board membership) or a subsequent termination of the optionee's service within a designated period following the change in control. The Plan Administrator may also structure stock issuances under the Stock Issuance Program so that those issuances will immediately vest upon an acquisition or other change in control transaction. The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Stockholder Rights and Option Transferability

      No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Generally, options are not assignable or transferable other than by will or the laws of inheritance following optionee's death, and during the optionee's lifetime, the option may only be exercised by the optionee. However, non-statutory options, to the extent permitted by the Plan Administrator, may be transferred or assigned during optionee's lifetime (i) as a gift to one or more members of the optionee's immediate family, to a trust in which the optionee and/or one or more such family members hold more than 50% of the beneficial interest, or to an entity in which more than 50% of the voting interests are owned by one or more such family members or (ii) under a domestic relations order.

Changes in Capitalization

      In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities by which the share reserve under the Plan is to increase automatically each year, (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Plan or the outstanding options thereunder.

Financial Assistance

      The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options under the Discretionary Option Grant Program or the purchase of shares under the Stock Issuance Program through a full-recourse interest-bearing promissory note, the terms of which shall be established by the Plan Administrator. However, the maximum amount of financing provided any participant may not exceed the aggregate option exercise price or purchase price payable for the purchased shares plus all applicable taxes incurred in connection with the acquisition of those shares.

Special Tax Election

      The Plan Administrator may provide one or more holders of non-statutory options or unvested share issuances under the Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which such individuals become subject in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such withholding tax liability.

Amendment and Termination

      The Board may amend or modify the Plan at any time, subject to any required stockholder approval pursuant to applicable laws and regulations. Unless sooner terminated by the Board, the Plan will terminate no later than May 2, 2009.

FEDERAL INCOME TAX CONSEQUENCES

Option Grants

      Options granted under the Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options

      No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one
(1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee. If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

Non-Statutory Options

      No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over
(ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

      No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income, in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Direct Stock Issuances

      The tax principles applicable to direct stock issuances under the Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

      The Company anticipates that any compensation deemed paid by it in connection with the disqualifying dispositions of incentive stock option shares or the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

      Option grants under the Discretionary Option Grant and Automatic Option Grant Programs with exercise prices equal to the fair market value of the option shares on the grant date will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnotes to the Company's financial statements, the pro-forma impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as a compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

      Option grants or stock issuances made under the Plan with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be amortized against the Company's earnings over the period that the option shares or issued shares are to vest. In addition, any options to employees which are re-priced will also trigger a direct charge to the Company's earnings measured by the appreciation in the fair value of the underlying shares over the period between the grant date of the option and the date the option is exercised for those shares.

      Option grants made to consultants (but not non-employee board members) will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares.

New Plan Benefits

      As of May 10, 2001, stock options to purchase 1,477,643 shares had been granted, and no shares of Common Stock had been issued, on the basis of the share increases which are the subject of this Proposal. Options to purchase 471,244 of such shares have been granted to officers of the Company. In April 2001, the Company granted options to purchase an aggregate of 185,706 shares of Common Stock to 20 employees of the Company for an exercise price of $0.74 per share. Options to purchase 36,244 of such shares have been granted to officers of the Company. These options were granted at a $2.21 discount to market price in consideration of the grantees agreeing to reductions in salary. The Company will recognize compensation expense of approximately $410,000 through the remainder of 2001 in connection with this grant of options.

Stockholder Approval

      The affirmative vote of at least a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required for approval of the amendment to the Plan. Should such stockholder approval not be obtained, then none of the 1,379,000-share increase to the share reserve under the Plan, the automatic share increase provision of the Plan nor the increase of the grant limit will be implemented, any stock options granted under the Plan on the basis of those increases will immediately terminate without ever becoming exercisable for the shares of Common Stock subject to those options, and no additional options or stock issuances will be made on the basis of such increases. The Plan will, however, continue in effect, and option grants and direct stock issuances may continue to be made under the Plan until all the shares available for issuance under the Plan have been issued pursuant to such option grants and direct stock issuances.

The Board of Directors recommends a vote "FOR" ratification and approval of the amendment to Perficient's 1999 Stock Option/Stock Issuance Plan.

PROPOSAL 3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee has recommended and the Board of Directors, subject to stockholder ratification, has selected Ernst & Young LLP to serve as Perficient's independent auditors for the fiscal year ending December 31, 2001. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee and the Board of Directors may reconsider its selection. A representative of Ernst & Young LLP is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

      Audit fees billed to Perficient by Ernst & Young LLP during 2000 for the last annual audit were $33,000 and for audit related services were $163,000. Audit related services generally include fees for business acquisitions, accounting consultations and SEC registration statements.

      The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present, in person or by proxy, and entitled to vote at the Meeting is required for the ratification and approval of the appointment of auditors.

The Board of Directors recommends a vote "FOR" ratification and approval of the appointment of Ernst & Young LLP as independent auditors.

Stockholder Proposals for Next Annual Meeting

      Any stockholder proposals intended to be presented at Perficient's next annual meeting of stockholders must be received by Perficient at its offices at 7600-B North Capital of Texas Highway, Suite 340, Austin, Texas 78731, on or before January 11, 2002, for consideration for inclusion in the proxy material for such annual meeting of stockholders.

Expenses of Solicitation

      The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the Company's regular employees, either personally or by telephone or telegraph. Perficient does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy material to beneficial owners and obtaining proxies of such owners.

Other Matters

      The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy. Whether or not you plan to attend the Meeting in person, please complete, sign, date and return the enclosed proxy card promptly.

Form 10-KSB

      Perficient will furnish, without charge to each person solicited and to each beneficial owner of its securities, on the written request of such person, a copy of its annual report on Form 10-KSB, except for the exhibits to such Form 10-KSB but including the financial statements filed with such Form 10-KSB. Perficient will furnish any exhibit to the Form 10-KSB upon the payment of a reasonable fee which shall be limited to its reasonable expenses in furnishing such exhibit. Requests should be directed to Mr. John A. Hinners, Perficient, Inc., 7600-B, North Capital of Texas Highway, Suite 340, Austin, Texas, 78731, telephone number (512) 531-6000.

                                              By Order of the Board of Directors

                                              /s/ John A. Hinners

                                              John A. Hinners
                                              Secretary

Dated: May 15, 2001

                                    EXHIBIT A

                                PERFICIENT, INC.
                             AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least two directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and to report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

o The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors with and without management present, to discuss the results of their examinations.

o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purpose of this review.

o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                PERFICIENT, INC.

      The undersigned hereby appoints John T. McDonald, with full power of substitution, as proxy for the undersigned, to attend the annual meeting of stockholders of Perficient, Inc. ("Perficient"), to be held at Perficient's headquarters at 7600-B North Capital of Texas Highway, Suite 340, Austin, Texas, 78731 on June 14, 2001, at 9:00 a.m., central time, or any adjournment thereof, and to vote the number of shares of Common Stock of Perficient that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1. |_| For or |_| Withhold Authority to vote for the following nominees for election as directors:

                  John T. McDonald
                  Steven G. Papermaster
                  Sam J. Fatigato
                  David S. Lundeen
                  Dr. W. Frank King
                  Philip J. Rosenbaum

(Instruction: To withhold authority to vote for an individual nominee, write the nominee's name on the line provided below.)

____________________________________________

2. Approval of the amendments to Perficient's 1999 Stock Option/Stock Issuance Plan.

FOR |_|  AGAINST |_|  ABSTAIN |_|

____________________________________________

3. Approval of the appointment of Ernst & Young LLP as Perficient's independent auditors for the fiscal year ending December 31, 2001.

FOR |_|  AGAINST |_|  ABSTAIN |_|

____________________________________________

4. Approval of such other matters that come before the annual meeting of stockholders, or any adjournment thereof, that are required to be approved by the stockholders of Perficient.

      The Proxy will vote as specified herein or, if a choice is not specified, he will vote "For" the proposals set forth in Items 1, 2 and 3.

      This Proxy is solicited by the Board of Directors of Perficient.

                                        Receipt of the Notice of Annual  Meeting
                                        of  Stockholders   and  Proxy  Statement
                                        dated    May   15,    2001   is   hereby
                                        acknowledged:

                                        Date: ______________________, ____

                                        __________________________________

                                        __________________________________
                                                  (Signature)

(Please sign exactly as your name appears hereon, indicating, where proper, official position or representative capacity).